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                                                                  Exhibit 24

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints D. Lee Tobler, Jon V. Heider and Nicholas J. Calise, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable The B.F.Goodrich Company (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Debt Securities including Medium Term Notes in an aggregate principal amount not to exceed $150 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and in connection with Registration Statement Number 33-65658 and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of April, 1996.


  /s/ Jeanette Grasselli Brown                  /s/ David L. Burner
- -----------------------------------    --------------------------------------
     (Jeanette Grasselli Brown)                    (David L. Burner)
               Director                         President and Director


   /s/ George A. Davidson, Jr.                  /s/ James J. Glasser
- -----------------------------------    --------------------------------------
      (George A. Davidson, Jr.)                    (James J. Glasser)
             Director                                   Director


     /s/ Thomas H. O'Leary                        /s/ John D. Ong
- -----------------------------------    --------------------------------------
        (Thomas H. O'Leary)                          (John D. Ong)
             Director                         Chairman of the Board, Chief
                                             Executive Officer and Director
                                              (Principal Executive Officer)

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   /s/ Richard de J. Osborne                    /s/ Joseph A. Pichler
- ---------------------------------------   -------------------------------------
      (Richard de J. Osborne)                      (Joseph A. Pichler)
             Director                                   Director


   /s/ Alfred M. Rankin, Jr.                    /s/ Steven G. Rolls
- ---------------------------------------   -------------------------------------
      (Alfred M. Rankin, Jr.)                      (Steven G. Rolls)
             Director                        Vice President and Controller
                                             (Principal Accounting Officer)

   /s/ Ian M. Ross                              /s/ D. Lee Tobler
- ---------------------------------------   -------------------------------------
      (Ian M. Ross)                                (D. Lee Tobler)
       Director                               Executive Vice President
                                                   and Director
                                            (Principal Financial Officer)


   /s/ William L. Wallace                      /s/ A. Thomas Young
- ---------------------------------------   -------------------------------------
      (William L. Wallace)                        (A. Thomas Young)
          Director                                   Director